Main Street Capital Corporation Investor Presentation Third Quarter 2012 3rd Qtr-2012 Filed pursuant to Rule 497(a) File No. 333-183555 Rule 482ad

Forward-Looking Statements; Not an Offer to Sell or Buy MAIN Securities; and Non-GAAP Financial Measures MAIN cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of dividends and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward Looking Statements" and "Risk Factors“ included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN's securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income, distributable net realized income, and related per share measures is useful and appropriate supplemental disclosure for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing MAIN’s financial performance.

Main Street Capital Corporation Investor Presentation Corporate Overview 3rd Qtr-2012

MAIN is a Principal Investor in Private Debt and Equity Internally-managed Business Development Company (BDC) IPO in 2007 Over $1 billion in capital under management Invests in the under-served Lower Middle Market (LMM) Generally companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Invests in interest-bearing debt investments in Middle Market companies Generally issuances of secured and/or rated debt securities Generally larger companies than LMM investment strategy High level of management ownership / investment in MAIN Headquartered in Houston, Texas Hybrid debt and equity investment strategy, internally managed cost structure and focus on LMM differentiates MAIN from other investment firms

MAIN is a Principal Investor in Private Debt and Equity Consistent cash dividend yield – dividends paid monthly Long-term focus on delivering our shareholders sustainable growth in net asset value and recurring dividends per share Owns two Small Business Investment Company (SBIC) Funds Main Street Mezzanine Fund (2002 vintage) and Main Street Capital II (2006 vintage) Provides access to 10-year, low cost, fixed rate government-backed leverage Strong capitalization and liquidity position – stable, long-term debt and significant available liquidity to take advantage of opportunities MAIN’s unique investment strategy, internally managed cost structure and conservative capitalization are designed to provide sustainable, long-term growth in monthly dividends, as well as long-term capital appreciation, to our shareholders

MAIN is a Principal Investor in Private Debt and Equity Equity investments in LMM portfolio provide both the opportunity to grow net asset value (NAV) and generate realized gains to support dividend growth $2.30/share (15%) NAV growth in the nine months ended September 30, 2012 and $2.13/share (16%) NAV growth in 2011 Net realized gains of $5.3 million in the nine months ended September 30, 2012 and $2.6 million in 2011 Internally managed cost structure provides significant operating leverage Favorable ratio of total operating expenses, excluding interest expense, to average total assets of approximately 2.0% Greater portion of gross portfolio returns are delivered to our shareholders Significant positive impact to Distributable Net Investment Income Focus on LMM equity investments and internally managed cost structure differentiates MAIN and provides opportunity for significant total returns for our shareholders

MAIN Historical Highlights Milestones 2007 2008 2009 2010 2011 2012 (1) Significant Events IPO $64.5 million NASDAQ Listing (October) Russell Microcap® Index (June) SBIC Debt Cap Increased to $225 million (February) Russell 2000 Listing (June) Exchange Offer for 88% Ownership of Main Street Capital II (MSC II) (2nd SBIC License) (January) NYSE Listing (October) SBIC of the Year Award (May) Purchase of Remaining Equity In MSC II (March) Senior Credit Facility $30 million (October) $85 million (September) $100 million (January) $155 million (June) $210 million (November) $235 million (December) $277.5 million (May) $287.5 million (July) Extension to Five-year maturity Equity Offerings IPO $64.5 million (October) $17.4 million (May) $42.4 million (January) $48.3 million (August) $73.9 million (March) $60.4 million (October) $97.0 million (June) Total Value of Investment Portfolio and Number of Companies (2) $105.7 million 27 Companies $127.0 million 31 Companies $159.2 million 41 Companies $408.0 million 77 Companies $658.1 million 114 Companies $834.6 million 139 Companies (1) Through November 8, 2012 (2) Through September 30, 2012

Lower Middle Market (LMM) Investment Strategy Investment Objectives High cash yield from secured debt investments; plus Periodic capital gains / cash dividends from equity investments Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities Partner with business owners and entrepreneurs Recapitalization, buyout, growth and acquisition capital Extensive network of grass roots referral sources Strong and growing “Main Street” brand recognition / reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns LMM investment strategy differentiates MAIN from its competitors and provides attractive risk-adjusted returns

LMM Investment Strategy Large and critical portion of U.S. economy 175,000+ domestic LMM businesses (1) LMM is under-served from a capital perspective and less competitive Inefficient asset class generates pricing inefficiencies Enterprise values average 4X – 5.5X EBITDA and leverage multiples average 2X – 3X EBITDA to MAIN Ability to become a partner vs. a “commoditized vendor of capital” MAIN targets LMM investments in established, profitable companies Characteristics of LMM provide beneficial risk-reward investment opportunities (1) Source: U.S. Small Business Administration, Office of Advocacy

Middle Market Debt Investment Strategy Favorable market environment has generated attractive investment opportunities Generally issuances of secured and/or rated debt securities 88% of current Middle Market debt portfolio is first lien term debt Most have a B or BB S&P rating Investments in 79 companies Generally larger companies than the LMM investment strategy Current Middle Market portfolio has weighted average revenues of approximately $518 million More relative liquidity than LMM investments 7% – 12% targeted gross yields Weighted average yield of 8.6% Net returns positively impacted by lower overhead requirements / modest leverage MAIN also maintains a portfolio of interest-bearing debt investments in Middle Market companies

MAIN Regulatory Framework Operates as Business Development Company Regulated by SEC - 1940 Act Publicly-traded, private investment company Regulated Investment Company (RIC) tax structure Eliminates corporate level income tax Efficient tax structure providing high yield to investors Passes through capital gains to investors Small Business Investment Company subsidiaries Regulated by SBA Access to low cost, fixed rate, long-term leverage Total leverage capacity of $225 million MAIN received 2011 SBIC of the Year Award Highly regulated structure provides significant advantages and protections to our shareholders, including investment transparency, tax efficiency and beneficial leverage

MAIN Corporate Structure – Internally Managed

"Internally managed" structure means no external management fees or expenses are paid, providing operating leverage to MAIN's business. MAIN targets cash operating and administrative costs at or less than 2% of total assets.



Main Street Capital Corporation (BDC/RIC)
Assets: ~$513 million
Line of Credit: $103 million
($287.5 million facility)
Main Street Mezzanine Fund, LP (2002 vintage SBIC)
Assets: ~$175 million
SBIC Debt: $109 million
Main Street Capital II, LP (2006 vintage SBIC)
Assets: ~$184 million
SBIC Debt: $100 million

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

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MAIN Senior Investment Professionals (a) Members of the MAIN Investment Committee (b) Members of the MAIN Credit Committee Co-founded MAIN, Main Street Mezzanine Fund and Main Street Capital II Co-founded Quanta Services (NYSE: PWR) Partner in charge of a Big 4 Accounting Firm’s Corporate Finance/Mergers and Acquisitions practice for the Southwest United States Co-founded MAIN, Main Street Mezzanine Fund and Main Street Capital II Principal at Sterling City Capital – private investment group focused on lower middle market companies Manager at a Big 4 Accounting Firm with transactional practice focus Joined Main Street group in 2002 Director of acquisitions / integration with Quanta Services Manager with a Big 4 Accounting Firm’s audit and transaction services groups Joined Main Street group in 2000 Investment associate at Sterling City Capital Manager with a Big 4 Accounting Firm’s transaction services group Vince Foster; CPA & JD (a) (b) Chairman, President and CEO Todd Reppert; CPA (a) (b) Executive Vice Chairman Dwayne Hyzak; CPA CFO and Senior Managing Director Curtis Hartman; CPA (b) CCO and Senior Managing Director David Magdol (a) CIO and Senior Managing Director Joined Main Street group in 2002 Vice President in Lazard Freres M&A group Vice President of McMullen Group

Post-IPO Pre-IPO Ordinary and Capital Gain Dividends 2007 – 2012 MAIN’s unique investment strategy increases the tax efficiency of the dividends paid to our shareholders (1) 9% of the amount included in a shareholder’s Form 1099 for 2011 is due to the inclusion of the January 2012 dividend in the 2011 tax year (2) Estimated; includes the January 2013 dividend in the 2012 tax year Capital gain & qualified dividends Ordinary income dividends ($ in millions) (1) (2)

Post-IPO Dividend Track Record – Sustainable Growth Cumulative dividends paid or declared from October 2007 IPO through Q1 2013 equal $8.83 per share Recurring dividend has never been decreased and has shown meaningful growth since Initial Public Offering $0.96 per share of estimated undistributed taxable income as of September 30, 2012 MAIN began paying dividends monthly instead of quarterly in Q4 2008 2007 2008 2009 2010 2011 2013 Represents a special dividend to be paid in January 2013 out of the company’s cumulative spillover income as of December 31, 2012 (1) 2012 Quarterly Dividends Per Share

Post-IPO TTM Dividends Per Share – Significant Growth MAIN’s trailing twelve month (“TTM”) dividends per share, including January 2013 special dividend, have grown by 40% since December 31, 2010 Based upon the TTM dividends which have been paid or declared through March 31, 2013, the effective yield on MAIN’s stock is 7.1%(2), or 5.9%(2) if the January 2013 special dividend is excluded 2008 2009 2010 2011 2013 Includes special dividend to be paid in January 2013 Based upon the closing market price of $29.51/share on September 28, 2012 (1) 2012 TTM Dividends Per Share Regular Dividends Special Dividends

Primarily includes complementary LMM debt and equity investments and Middle Market debt investments Total investment portfolio consists of 50% LMM / 48% Middle Market / 2% Other Portfolio investments (as a percentage of cost) 136 LMM and Middle Market portfolio companies Average investment size of $5.2 million Largest individual portfolio companies represent 3.5%(1) of total investment income and 2.2% of total portfolio fair value (most investments are less than 1%) No investments on non-accrual and one fully impaired investment which represents 0.2% of total investment portfolio at cost Significant diversification Total Investment Portfolio Diversity provides structural protection to portfolio, revenue sources, income, cash flows and dividends Issuer Industry Transaction type Geography End markets Vintage (1) Based upon total investment income for the trailing twelve months ended September 30, 2012.

Total Portfolio by Industry (as a Percentage of Cost) (1) (1) Excluding MAIN’s Other Portfolio investments, as described in MAIN’s public filings, which represent approximately 2% of the total portfolio. Health Care Equipment & Supplies, 2% Construction Materials, 2% IT Services, 2% Building Products, 2% Oil, Gas & Consumable Fuels, 2% Containers & Packaging, 2% Diversified Consumer Services, 3% Electronic Equipment, Instruments & Components, 3% Construction & Engineering, 3% Chemicals, 3% Hotels, Restaurants & Leisure, 4% Food Products, 4% Health Care Providers & Services, 5% Commercial Services & Supplies, 6% Energy Equipment & Services, 6% Specialty Retail, 6% Media, 7% Machinery, 7% Software, 9% Other, 7% Auto Components, 1% Biotechnology, 1% Internet & Catalog Retail, 1% Insurance, 2% Food & Staples Retailing, 2% Metals & Mining, 2% Consumer Finance, 1% Internet Software & Services, 1% Professional Services, 1% Paper & Forest Products, 1% Transportation Infrastructure, 1% Pharmaceuticals, 1%

LBO/MBO Diversified Total Portfolio (as a Percentage of Cost) (1) Invested Capital by Transaction Type Invested Capital by Geography (2) 24% 22% 29% 9% 16% (1) Excluding MAIN’s Other Portfolio investments, as described in MAIN’s public filings, which represent approximately 2% of the total portfolio. (2) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 2% of the total portfolio. Recapitalization/ Refinancing Acquisition Growth Capital

LMM Investment Portfolio 57 portfolio companies / $467.6 million in fair value 56% of total investment portfolio at fair value Secured debt yielding 14.7% (78% of LMM portfolio at cost) 95% of debt investments have first lien position 93% of debt investments pay fixed-rate, monthly cash interest 900+ basis point net interest margin vs. “matched” fixed interest rate on SBIC debt Equity in 88% of LMM portfolio companies representing 32% average ownership position (22% of LMM portfolio at cost) Opportunity for capital gains and cash dividend income Over 70% of LMM companies(1) with direct equity investment currently paying dividends Fair value appreciation of equity investments supports Net Asset Value per share growth LMM Investment Portfolio consists of a diversified mix of secured debt and lower basis equity investments (1) Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are taxed as flow through entities for tax purposes.

LMM Investment Portfolio Average LMM portfolio credit statistics: Senior leverage of 2.0x EBITDA to MAIN debt position 3.8x EBITDA to senior interest coverage Total leverage of 2.2x EBITDA including debt junior in priority to MAIN Free cash flow de-leveraging improves credit metrics and increases equity appreciation Average investment size of $6.4 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio Total LMM portfolio investments at fair value equals 128% of cost Equity component of LMM portfolio at fair value equals 223% of cost LMM Investment Portfolio is a pool of high quality assets with attractive risk-adjusted return characteristics

Software, 7% LMM Portfolio by Industry (as a Percentage of Cost) Energy Equipment & Services, 10% Machinery, 9% Commercial Services & Supplies, 11% Other, 5% Construction Materials, 1% Transportation Infrastructure, 2% Health Care Equipment & Supplies, 2% Professional Services, 2% Paper & Forest Products, 2% Building Products, 3% Consumer Finance, 3% Insurance, 3% Electronic Equipment, Instruments & Components, 4% Health Care Providers & Services, 4% Hotels, Restaurants & Leisure, 5% Diversified Consumer Services, 5% Media, 8% Specialty Retail, 9% Construction & Engineering, 5%

Invested Capital by Transaction Type LBO/MBO Diversified LMM Portfolio (as a Percentage of Cost) Invested Capital by Geography 32% 15% 39% 8% 6% Recapitalization/ Refinancing Acquisition Growth Capital

Security Position on Debt Capital as a Percentage of Cost LMM Portfolio Attributes Reflect Investment Strategy High yielding secured debt investments coupled with significant equity participation = Attractive risk-adjusted returns Weighted Average Effective Yield = 14.7% Average Fully Diluted Equity Ownership = 32% Fully Diluted Equity Ownership % 1st Lien 2nd Lien 1.0% – 24.9% 25.0% and greater

Term and Total Interest Coupon of Existing LMM Debt Investments Original Term (1) Total Interest Coupon (1) 3 years or less 4-5 years 10% Current Interest 19% Current Interest 14% Current Interest 13% Current Interest N/A – Floating Interest Rate (2) <10% Current Interest 12% Current Interest (1) Interest coupon and term based on initial investment. Interest coupon excludes amortization of deferred upfront fees, original issue discount or exit fees. (2) Floating interest rates generally include contractual minimum “floor” rates. Debt Investments generally have a 5-Year Original Term and ~3.0 Year Weighted Average Remaining Duration; Weighted Average Effective Yield of 14.7% on Debt Portfolio 15% Current Interest 18% Current Interest 5 years

Middle Market Investment Portfolio 79 investments / $350.7 million in fair value 42% of total investment portfolio at fair value Average investment size of $4.4 million (less than 1% of total portfolio) More relative investment liquidity compared to LMM 94% of Middle Market investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted average yield of 8.6%, representing a 550+ basis point net interest margin vs. “matched” floating rate on the MAIN credit facility Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio (1) 100% of floating interest rates are subject to contractual minimum “floor” rates.

Middle Market Portfolio by Industry (as a Percentage of Cost) Chemicals, 7% Media, 6% Food Products, 9% Software, 12% Other, 8% Thrifts & Mortgage Finance, 1% Electric Utilities, 1% Real Estate Management & Development, 1% Auto Components, 1% Biotechnology, 1% Construction Materials, 1% Internet & Catalog Retail, 1% Pharmaceuticals, 1% Internet Software & Services, 2% Electronic Equipment, Instruments & Components, 2% Energy Equipment & Services, 2% Metals & Mining, 3% Food & Staples Retailing, 3% Construction & Engineering, 3% Hotels, Restaurants & Leisure, 3% IT Services, 4% Health Care Providers & Services, 6% Machinery, 5% Containers & Packaging, 5% Oil, Gas & Consumable Fuels, 5% Specialty Retail, 4% Building Products, 2% Health Care Equipment & Supplies, 1%

LBO/MBO Diversified Middle Market Investments (as a Percentage of Cost) Invested Capital by Transaction Type Invested Capital by Geography (1) 14% 29% 18% 11% 28% Recapitalization/Refinancing Acquisition (1) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 2% of the total portfolio.

Main Street Capital Corporation Investor Presentation Financial Overview 3rd Qtr-2012

MAIN Financial Performance Total Investment Income ($ in millions) Distributable Net Investment Income ($ in millions) (1) Reflects YTD September 30, 2012 performance compared with YTD September 30, 2011 performance 38% (7%) 128% 81% 38% (1) Year over Year Growth 66% (5%) 102% 99% 49% (1) Year over Year Growth

Long-Term Portfolio and DNII Per Share Growth Since its Initial Public Offering in October 2007, MAIN has grown Portfolio Investments by 790% and DNII per share by 260% ($ in millions, except per share data) (1) (1) DNII per share for YTD September 30, 2012 annualized

Operational Efficiencies of Internally Managed Structure (1) Quarterly average for the nine month period ended September 30, 2012 (2) Total SG&A Expense, including non-cash share based compensation expense and excluding interest expense (3) Annualized SG&A Expense, including non-cash share based compensation expense and excluding interest expense, for the nine month period ended September 30, 2012 (4) Weighted average shares outstanding for the nine month period ended September 30, 2012 (5) Source: Stifel Nicolaus Weisel Weekly BDC Summary – October 26, 2012 (6) Based upon DNII per share for YTD September 30, 2012 annualized ($ and shares in thousands, except per share data) MAIN Average Internally Managed BDCs Average Externally Managed BDCs Hypothetical MAIN Fund Externally Managed Total Assets $ 807,986 (1) $ 1,248,444 (5) $ 846,185 (5) $ 807,986 Total SG&A (2) $ 14,921 (3) $ 29,087 SG&A as a % of Total Assets 1.85% 3.20% (5) 3.60% (5) 3.60% Hypothetical MAIN Fund with Externally Managed SG&A Structure $ 29,087 MAIN SG&A 14,921 (3) Annual Impact to MAIN DNII $ 14,166 MAIN Weighted Average Shares Outstanding 28,616 (4) Annual Impact to MAIN DNII Per Share $ 0.50 % of MAIN DNII Per Share 25%(6)

Beneficial Operating Expense (1) as Percentage of Total Assets MAIN’s internally managed cost structure provides significant operating leverage and greater returns for our shareholders (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) For the trailing twelve months ended September 30, 2012 (3) Internally Managed BDC Index includes: ACAS, HTGC, KCAP, MCGC and TCAP (4) Externally Managed BDC Index includes: AINV, ARCC, BKCC, FSC, GAIN, GLAD, HRZN, PNNT, PSEC, SLRC, and TCRD (5) Calculation represents the weighted average for the companies included in each index and is based upon the trailing twelve months ended June 30, 2012 as derived from each company’s SEC filings MAIN (2) Internally Managed BDC’s (3)(5) Externally Managed BDC’s (4)(5)

MAIN Income Statement Summary ($ in 000's) Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q3 12 vs. Q3 11 % Change Total Investment Income $ 17,086 $ 19,672 $ 20,559 $ 20,842 $ 22,954 34% Expenses: Interest Expense (3,716) (3,637) (3,864) (4,180) (3,923) 6% G&A Expense (2,428) (3,525) (3,265) (3,256) (2,810) 16% Distributable Net Investment Income (DNII) 10,942 12,510 13,430 13,406 16,221 48% DNII Margin % 64.0% 63.6% 65.3% 64.3% 70.7% Net Realized Gains (Losses) 1,448 920 8,138 (3,329) 527 -64% Distributable Net Realized Income 12,390 13,430 21,568 10,077 16,748 35% Share-based compensation (581) (581) (581) (580) (699) 20% Net Realized Income 11,809 12,849 20,987 9,497 16,049 36% Net Unrealized Appreciation 2,766 11,700 4,728 15,652 20,087 626% Income Tax Provision (139) (2,985) (1,876) (996) (4,169) 2,899% Non Controlling Interest (MSC II) - (982) (54) - - NM Net Increase in Net Assets $ 14,436 $ 20,582 $ 23,785 $ 24,153 $ 31,967 121%

MAIN Per Share Change in Net Asset Value (NAV) Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Beginning NAV/Share $ 14.24 $ 14.49 $ 15.19 $ 15.72 $ 16.89 Distributable Net Investment Income (1) 0.46 0.48 0.50 0.49 0.51 Share-Based Compensation Expense (1) (0.02) (0.03) (0.02) (0.02) (0.02) Net Realized Gains (1) 0.06 0.04 0.30 (0.12) 0.02 Net Unrealized Appreciation (1) 0.13 0.42 0.18 0.56 0.64 Income Tax Provision (1) (0.01) (0.12) (0.07) (0.03) (0.14) Net Increase in Net Assets 0.62 0.79 0.89 0.88 1.01 Dividends to Shareholders (0.39) (0.41) (0.41) (0.42) (0.44) Accretive impact of stock offerings - 0.22 - 0.74 - Other (2) 0.02 0.10 0.05 (0.03) 0.03 Ending NAV/Share $ 14.49 $ 15.19 $ 15.72 $ 16.89 $ 17.49 Weighted Average Shares 23,194,896 25,893,431 26,871,084 27,365,758 31,578,742 (1) Per share amounts prior to Q2 2012 exclude the earnings attributable to the noncontrolling equity interest in MSC II not owned by MAIN; such equity interests are 100% owned by MAIN for the full quarter beginning in Q2 2012. (2) Includes differences in weighted average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV. Certain fluctuations in per share amounts are due to rounding differences between quarters.

MAIN Balance Sheet Summary

MAIN ST

($ in 000's, except per share amounts)	Q3 11	Q4 11	Q1 12	Q2 12	Q3 12
LMM Portfolio Investments	$ 369,472	$ 415,664	$ 388,069	$ 423,603	$ 467,600
Middle Market Portfolio Investments	242,258	226,450	250,972	343,391	350,646
Other Portfolio Investments	2,713	14,110	25,056	23,598	16,144
Investment in Affiliated Investment Mgr	1,916	1,869	202	202	202
Marketable Securites and Idle Funds	15,358	26,242	14,345	8,149	2,038
Cash and Cash Equivalents	25,127	42,650	88,955	31,976	19,584
Other Assets	9,112	10,707	11,844	12,092	15,584
Total Assets	$ 665,956	$ 737,692	$ 779,443	$ 843,011	$ 871,798
SBIC Debentures (1)	$ 201,273	$ 201,887	$ 201,586	$ 203,396	$ 194,083
Credit Facility	114,000	107,000	138,000	88,000	103,000
Other Liabilities	9,647	17,617	14,321	18,211	21,561
Net Asset Value (NAV)	336,540	405,711	425,536	533,404	553,154
Noncontrolling Interest	4,496	5,477	-	-	-
Total Liabilities and Net Assets	$ 665,956	$ 737,692	$ 779,443	$ 843,011	$ 871,798
Total Portfolio Fair Value as % of Cost	109%	113%	111%	112%	115%
Common Stock Price Data:					
High Close	$ 19.39	$ 21.24	$ 25.61	$ 26.76	$ 29.81
Low Close	$ 15.98	$ 17.03	$ 21.18	$ 21.75	$ 23.85
Quarter End Close	$ 17.76	$ 21.24	$ 24.63	$ 24.20	$ 29.51

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

(1) Includes adjustment to face value of MSC II SBIC debt acquired pursuant to the MSC II exchange offer as well as subsequent MSC II SBIC borrowings. Total face value of SBIC debentures at September 30, 2012 was $209 million.

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MAIN Liquidity and Capitalization

($ in 000's)	Q3 11	Q4 11	Q1 12	Q2 12	Q3 12
Cash and Cash Equivalents	$ 25,127	$ 42,650	$ 88,955	$ 31,976	$ 19,584
Marketable Securities and Idle Funds	15,358	26,242	14,345	8,149	2,038
Total Liquidity	$ 40,485	$ 68,892	$ 103,300	$ 40,125	$ 21,622
SBIC Debentures (1)	201,273	201,887	201,586	203,396	194,083
Credit Facility (2)	114,000	107,000	138,000	88,000	103,000
Net Asset Value (NAV)	336,540	405,711	425,536	533,404	553,154
Total Capitalization	$ 651,813	$ 714,598	$ 765,122	$ 824,800	$ 850,237
Debt to NAV Ratio (3)	1.05 to 1.0	0.84 to 1.0	0.88 to 1.0	0.60 to 1.0	0.58 to 1.0
BDC Coverage Ratio (4)	0.36 to 1.0	0.28 to 1.0	0.34 to 1.0	0.17 to 1.0	0.19 to 1.0
Net Debt to NAV Ratio (5)	0.92 to 1.0	0.67 to 1.0	0.63 to 1.0	0.52 to 1.0	0.54 to 1.0
Interest Coverage Ratio (6)	3.85 to 1.0	4.06 to 1.0	4.24 to 1.0	4.27 to 1.0	4.56 to 1.0

(1) Includes adjustment to face value of MSC II SBIC debt acquired pursuant to the MSC II exchange offer as well as subsequent MSC II SBIC borrowings. Total face value of SBIC debentures at September 30, 2012 was $209 million.

(2) MAIN's credit facility has $287.5 million in total commitments with an accordion feature to increase up to $400 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities.

(3) SBIC Debentures are not included as "senior debt" for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV ratio is calculated based upon the face value of debt.

(4) BDC Coverage ratio is Non-SBIC debt to NAV calculated based upon the face value of debt.

(5) Net debt in this ratio includes face value of debt less cash and cash equivalents, marketable securities and idle funds investment.

(6) DNII + interest expense / interest expense on a trailing twelve month basis.

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

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Stable, Long-Term Leverage – Significant Unused Capacity MAIN maintains a conservative capital structure, with limited overall leverage and low cost, long-term debt Facility Interest Rate Maturity September 30, 2012 Principal Drawn SBIC Debentures (1) ~5.0% fixed 2014 - 2022 (weighted average duration = 6.3 years) $209 million $287.5 million Credit Facility (2) L+250 bps floating September 2017 (revolving basis through September 2015) $103 million (1) At September 30, 2012, MAIN had access to $16 million of incremental capacity. (2) Capacity available for future investments or operational needs, subject to a borrowing base; includes an accordion feature which could increase total commitments up to $400 million.

Significant Management Ownership/Investment Significant ownership by MAIN’s management team, coupled with internally managed structure, provides alignment between MAIN’s management and our shareholders Ownership % # of Shares Market Value Sept. 30, 2012 (2) Management (1) 10.1% 3,190,234 $94,143,807 Public Shareholders/Float 89.9% 28,429,099 838,942,710 Total Ownership 100.0% 31,619,333 $933,086,517 (1) Includes 683,178 shares, or approximately $10.8 million, purchased by management as part of, or subsequent to, the MAIN IPO, including 61,163 shares, or approximately $1.5 million, YTD September 30, 2012. (2) Based upon closing market price of $29.51/share on September 28, 2012

MAIN Total Return Performance Since IPO Notes: (1) Assumes dividends reinvested on ex-dividend date (2) BDC Index includes: ACAS, AINV, ARCC, BKCC, FDUS, FSC, GAIN, GBDC, GLAD, HRZN, HTGC, KCAP, MAIN, MCC, MCGC, MVC, NGPC, NMFC, PNNT, PSEC, SAR, SLRC, SUNS, TCAP, TCRD, and TICC (3) BDC Index is equal weighted (4) First trading date is October 4, 2007 and last trading date is September 28, 2012 Consistent market out performance through various economic cycles Jan. 08 Jul. 08 Jan. 09 Jul. 09 Jan. 10 Jul. 10 Jan. 11 Jul. 11 Jan. 12 Jul. 12 0% 0% 20% 20% 40% 40% 60% 60% 80% 80% 100% 100% 120% 120% 140% 140% 160% 160% 180% 180% 200% 200% 220% 220% 240% 240% 260% 260% 280% 280% 300% 300% 320% 320% 340% 340% MAIN (231.7%) S&P 500 (2.3%) BDC Index (99.2%) Russell 2000 (5.3%)

Executive Summary Target under-served LMM Inefficient asset class with less competition Unique market opportunity with attractive risk-adjusted returns Secured debt plus meaningful equity participation Invest in complementary interest-bearing Middle Market debt investments Lower risk / more liquid asset class Opportunity for consistent investment activity Internally managed, low cost structure drives greater shareholder returns Alignment of management and our shareholders Attractive, recurring monthly dividend yield Strong liquidity and stable capitalization for sustainable growth Highly invested management team with successful track record Niche investment strategy with lower correlation to broader debt / equity markets

MAIN Corporate Data

Please visit our website at www.mainstcapital.com

Board of Directors

Michael Appling, Jr.
President and CEO
TnT Crane & Rigging

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman & CEO
Main Street Capital Corporation

Arthur L. French
Retired CEO/Executive

J. Kevin Griffin
SVP, Financial Planning & Analysis
Novant Health, Inc.

Todd A. Reppert
Executive Vice Chairman
Main Street Capital Corporation

Corporate Officers

Vincent D. Foster
Chairman, President & CEO

Todd A. Reppert
Executive Vice Chairman

Dwayne L. Hyzak
Chief Financial Officer & Senior Managing Director

Curtis L. Hartman
Chief Credit Officer & Senior Managing Director

David L. Magdol
Chief Investment Officer & Senior Managing Director

Rodger A. Stout
Executive Vice President

Jason B. Beauvais
SVP, General Counsel, Secretary & Chief Compliance Officer

Shannon D. Martin
Chief Accounting Officer

Research Coverage

Vernon C. Plack
BB&T Capital Markets
(804) 780-3257

J.T. Rogers
Janney Montgomery Scott
(202) 955-4316

Mickey M. Schleien
Ladenburg Thalmann
(305) 572-4131

Robert J. Dodd
Raymond James
(901) 579-4560

Bryce Rowe
Robert W. Baird & Co.
(804) 447-8019

Corporate Counsel

Sutherland, Asbill & Brennan, LLP
Washington D.C.

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Headquarters

1300 Post Oak Blvd., Ste. 800
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Securities Listing

NYSE: MAIN

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.amstock.com

Investor Relation Contacts

Dwayne L. Hyzak
Main Street Capital Corporation
Chief Financial Officer
Tel: (713) 350-6000

Ken Dennard
Ben Burnham
DRG&L
Tel: (713) 529-6600

Investment Committee

Vincent D. Foster, Chairman, President & CEO

David L. Magdol, CIO & Senior Managing Director

Todd A. Reppert, Executive Vice Chairman

Credit Committee

Vincent D. Foster, Chairman & CEO

Curtis L. Hartman, CCO & Senior Managing Director

Todd A. Reppert, Executive Vice Chairman

Main Street Capital Corporation NYSE: MAIN www.mainstcapital.com

Page 42

Main Street Capital Corporation

NYSE: MAIN www.mainstcapital.com

Summary Fact Sheet as of September 30, 2012

ABOUT US

- Main Street Capital Corporation ("MAIN") is a publicly traded (NYSE: MAIN) business development company ("BDC") that provides capital to private U.S. companies. MAIN is located in Houston, Texas and has approximately $1 billion of investment capital under management.

INVESTMENT OBJECTIVE

- Maximize our portfolio's total return by generating (i) current income from our debt investments in lower middle market ("LMM") companies and middle market companies and (ii) capital appreciation and dividend income from our equity and equity related investments in LMM companies

INVESTMENT CONSIDERATIONS

- Unique investment focus on LMM, which provides lower correlation to broader debt and equity markets
- Historically growing cash dividend, paid monthly, provides recurring current income
- LMM equity investments provide opportunities for tax efficient capital gains and capital appreciation (Net Asset Value per share growth of 15% for the nine months ended September 30, 2012 and 16% in 2011)
- Internally managed cost structure provides significant operating leverage and greater shareholder returns
- Significant investment by MAIN's management and affiliates in MAIN's equity – 10.1% of total ownership and $94.1 million of market value[(1)]
- Attractive leverage through two Small Business Investment Company ("SBIC") subsidiaries
- Conservative, well capitalized balance sheet (Net debt to equity ratio of 0.54[(1)])

HISTORICAL DIVIDEND AND NET ASSET VALUE ("NAV") PER SHARE GROWTH



$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Dividends per share
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
NAV per share
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Regular Dividend
Special Dividend
NAV per share

(1) As of September 30, 2012

Main Street Capital Corporation

NYSE: MAIN www.mainstcapital.com

Summary Fact Sheet as of September 30, 2012

INVESTMENT PORTFOLIO FOCUS

- Invests debt and equity in the under-served LMM
  - Inefficient asset class with limited competition
  - Secured debt with meaningful equity participation and attractive risk-adjusted returns
  - Generally companies with revenues between $10 million and $150 million and EBITDA between $3 million and $20 million
  - Transaction types include growth/expansion initiatives, management buyout/change of control transactions, recapitalizations and acquisitions
- Invests in debt investments in middle market companies
  - Generally issuances of secured and/or rated debt securities
  - Generally larger companies than the LMM investment strategy

INTERNALLY MANAGED COST STRUCTURE

- MAIN is internally managed, which means that there are no external management fees or expenses; provides operating leverage to MAIN's business model
- Actual current total operating and administrative costs, including non-cash share based compensation expense, as a percentage of total assets of 1.85%[(2)]
- Favorable comparison to average internally managed BDCs of 3.20%[(3)] and average externally managed BDCs of 3.60%[(3)]
- Low cost structure drives greater shareholder returns

STABLE, RECURRING DIVIDENDS WITH HISTORICAL GROWTH

- Attractive, recurring monthly dividend (~6% current yield[(1)] excluding January 2013 special dividend, ~7% current yield[(1)] including January 2013 special dividend)
- Significant undistributed taxable income of $30.3 million, or $0.96/share[(1)]
- Announced 2012 dividends ($1.71/share) represent a 9.6% increase over 2011 ($1.56/share)
- Dividends per share growth of 36% from $0.33/share in the fourth quarter of 2007 to $0.45/share in the fourth quarter of 2012
- Dividends per share declared and paid through the trailing twelve month ("TTM") period ended March 31, 2013 have increased to $2.10/share, or 59%, from the run-rate TTM dividends per share of $1.32/share for the fourth quarter of 2007

(1) As of September 30, 2012
(2) Based upon the actual results for the nine months ended September 30, 2012
(3) Source: Stifel Nicolaus Weisel Weekly BDC Summary – October 26, 2012

HIGH QUALITY, DIVERSIFIED INVESTMENT PORTFOLIO Diversity adds structural protection to portfolio, revenue sources, income, cash flows and dividends Investments in 136 companies (57 LMM companies and 79 middle market companies)(1) Significant diversification Average investment size of $5.2 million(1) Largest total investment in individual companies represents 3.5% of total investment income(2) and 2.2% of total portfolio fair value(1) (with most investments less than 1%) (1) No investments on non-accrual and one fully impaired investment which represents 0.2% of total investment portfolio cost(1) Total investments at fair value equal approximately 115% of cost basis(1) INDUSTRY(1)(3) GEOGRAPHY* *Invested Capital based upon company headquarters(1)(4) (1) As of September 30, 2012 (2) Based upon investment income for the trailing twelve months ended September 30, 2012 (3) Excluding MAIN’s Other Portfolio investments, as described in MAIN’s public filings, which represent approximately 2% of the total portfolio (4) Excluding any MAIN investments headquartered outside the U.S., which represent approximately 2% of the total portfolio 24% 22% 29% 9% 16%

Total Investment Income ($ in millions) Distributable Net Investment Income ($ in millions) MAIN FINANCIAL PERFORMANCE Total Portfolio Investments and Distributable Net Investment Income (“DNII”) per share (2) ($ in millions, except per share data) $17.3 $16.0 $36.5 $66.2 $64.4 2008 2009 2010 2011 YTD Sep. 30, 2012 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $10.8 $10.3 $20.7 $41.3 $43.1 2008 2009 2010 2011 YTD Sep 30, 2012 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Year over Year Growth Year over Year Growth (1) Reflects YTD September 30, 2012 performance compared with YTD September 30, 2011 performance 38% (7%) 128% 81% 38% (1) 66% (5%) 102% 99% 49% (1) $105.7 $127.0 $159.2 $408.1 $658.1 $834.6 $0.76 $1.19 $1.02 $1.25 $1.77 $2.00 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2007 2008 2009 2010 2011 YTD Sep 30, 2012 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 Portfolio Investments DNII per Share Portfolio Investments DNII per share (2) DNII per share for YTD September 30, 2012 annualized

KEY INVESTOR CONTACTS Vince D. Foster, Chairman of the Board, Chief Executive Officer & President– vdfoster@mainstcapital.com . Todd A. Reppert, Executive Vice Chairman– treppert@mainstcapital.com Dwayne L. Hyzak, Chief Financial Officer & Senior Managing Director– dhyzak@mainstcapital.com Main Street Capital Corporation 1300 Post Oak Blvd, Suite 800, Houston, Texas 77056 Phone (713) 350-6000 Fax: (713) 350-6042 www.mainstcapital.com MAIN TOTAL RETURN PERFORMANCE SINCE IPO Consistent market out-performance through various economic cycles Notes: (1) Assumes dividends reinvested on ex-dividend date (2) BDC Index includes: ACAS, AINV, ARCC, BKCC, FDUS, FSC, GAIN, GBDC, GLAD, HRZN, HTGC, KCAP, MAIN, MCC, MCGC, MVC, NGPC, NMFC, PNNT, PSEC, SAR, SLRC, SUNS, TCAP, TCRD, and TICC (3) BDC Index is equal weighted (4) First trading date is October 4, 2007 and last trading date is September 28, 2012